                                EXHIBIT (10)(A)
                                ---------------


                        Consent of Independent Auditors

                        Consent of Independent Auditors


We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our report dated February 19, 1999 with respect to the statutory-basis financial statements and schedules of PFL Life Insurance Company, included in Post-Effective Amendment No. 2 to the Registration Statement (Form N-4 No. 333-61063) and related Prospectus of PFL Retirement Builder Variable Annuity Account.


Des Moines, Iowa
April 27, 1999